SANDALWOOD OPPORTUNITY FUND

Class A: SANAX

Class C: SANCX

Class I: SANIX

a series of Northern Lights Fund Trust

Supplement dated September 18, 2015 to the Prospectus and Statement of Additional Information dated January 28, 2015, as updated August 4, 2015

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Deer Park Road Corporation has transferred its duties and obligations as sub-adviser to Deer Park Road Management Company, LP (“Deer Park”). All references in the Prospectus and Statement of Additional Information are hereby updated to reflect this change.

Deer Park, 1865 Ski Time Square, Suite 102, Steamboat Springs, CO 80477, is a Delaware limited partnership which is beneficially owned and controlled by Michael Craig Scheckman, the Senior Portfolio Manager, who has over 35 years investment experience, including more than 20 years in MBS/ABS investing. Mr. Scheckman beneficially holds a majority ownership interest in Deer Park and serves as Chief Executive Officer. Subject to the authority of the Board of Trustees and Princeton Fund Advisors, LLC, Deer Park is responsible for management of a portion of the Fund’s investment portfolio and making investments according to the Fund’s investment objective, policies and restrictions. Deer Park is a multi-fund investment manager formed in 2015 for the purpose of advising individuals and institutions. It’s predecessor firm, Deer Park Corporation, was established in 2003. Deer Park is focused exclusively on investing in real estate securities and asset backed fixed-income securities for both high net worth individuals, institutional investors, and registered funds. As of June 30, 2015, Deer Park had approximately $1.918 billion in assets under management.

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This Supplement, and the Prospectus and Statement of Additional Information dated January 28, 2015, as updated August 4, 2015 provides relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.